EXHIBIT 10.1
                                      LEASE

         THIS LEASE made and entered into this 15th day of February, 2006, by and between Lawrence Properties, LLC, hereinafter called Landlord, and Perma-Fix Environmental Services Inc. hereinafter called Tenant.

         WITNESSETH:

Premises 1.         Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease with covenant for quiet enjoyment to Tenant, and Tenant, hereby hires from the Landlord, the following described premises
                    (hereinafter called the "leased premises"), located in the City of Ellisville, in the County of St. Louis, State of
                    Missouri, and more particularly described as follows:

                    10,500 sq. ft. of office/ warehouse space known and numbered as 16252 Westwood Business Park Drive, Ellisville Missouri

Use of Premises 2.  The leased premises may be used and occupied by Tenant during the term hereof, subject to the conditions herein contained, for general office, warehousing or light manufacturing purposes. In no event shall the premises be used for any purpose contrary to law, zoning regulations, or recorded restrictions, if any.

Improvements to     Tenant shall immediately provide to Landlord preliminary
Property 3.         plans for additional leasehold improvements required in the space. Landlord agrees that after execution of this lease, Landlord shall at its expense prepare and submit to Tenant, plans and specifications for final improvements. Landlords cost for said improvements shall not exceed One Hundred
                    Thousand Dollars ($100,000.00) Tenant agrees that approval for such final plans and specifications will be acted upon in 10 days from the date they are received from Landlord.
                    Approval by Tenant shall not be unreasonably withheld. If such final plans and specifications are not approved by Tenant within such time period, then Landlord may, at its election, terminate this lease. When finally approved and initialed by both parties, such final plans and specifications shall be attached hereto and shall become a part of this lease as if originally incorporated herein.
                    Landlord shall provide for a minimum of 1600 cubic feet of mutually agreeable weather resistant, secure equipment storage space on the property for the term of the lease.
                    Tenant shall have the right to use said storage space exclusively for the duration of the lease Tenant's entry into possession of the leased premises shall be deemed its acceptance of the premises in good order, condition and repair.

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Term 4.             The term of this lease shall be for five (5) years,
                    commencing on the Ist day of June, 2006, and ending on the 31st day of May, 2011, both dates inclusive. If the leased premises are not available or ready for occupancy at such commencement date, and such unavailability or unreadiness is not occasioned or caused by Tenant, (such as Tenant's failure promptly to approve plans, make material or color selections, make improvements to the leased premises which are to be made by Tenant or make other decisions necessary to the preparation of the leased premises for occupancy), then the commencement date shall be the first day of the month succeeding the month in which the lease premises are available and ready for occupancy, as evidenced by written notice given by Landlord to Tenant, and the termination date should be extended accordingly. After the commencement and termination dates have been determined as aforesaid, and upon the demand of either the Landlord or the Tenant, the parties hereto will execute a written declaration expressing the specific commencement and termination dates. If by mutual consent of the parties Tenant takes possession of the leased premises prior to the commencement date, then during such pre-term occupancy shall not affect the lease term as herein otherwise established. If by mutual consent of parties Tenant shall remain in possession of the leased premises after the expiration of the term of this lease, such possession shall be as a month to month tenancy during which time the rent shall be payable at the same rate as that in effect during the last month of the term, and the provisions of this lease shall be applicable.

Rent 5. Tenant shall without deduction, abatement or set-off of any nature whatsoever, pay to Landlord as fixed rent for the lease premises the sum of One Hundred Twenty, One Thousand Two Hundred Seventy Five and 00/100 Dollars ($121,275.00) per annum, payable in monthly installments of Ten Thousand, One Hundred and Six and 25/100 Dollars ($10,106.25) each, in advance without demand, on the first day of each and every month during the term of this lease. Rent may be paid up to the 15th of the month without any penalties.

                           Upon execution of this Lease by both parties, and
                    prior to Tenants occupancy, Tenant shall deposit with Landlord on demand the first month's rent of $10,106.25 and a security deposit of $5000.00. Upon termination of this lease, the security deposit shall be returned to the Tenant if the leased premises are turned over to Landlord in the same condition as at the commencement of this lease, ordinary wear and tear excepted and no adjustment payments are due. If any repairs are required due to Tenants abuse or neglect, Tenant shall be responsible for the cost of the repairs or replacement. Landlord shall use the security deposit for full or partial payment of any repair or replacement costs which are a result of Tenant's abuse or neglect and charge the Tenant for any cost over and above the amount of the security deposit. If costs and adjustments chargeable against the security deposit are less than the amount of the security deposit, the portion of the security deposit in excess of such charges shall be returned to Tenant.

Taxes 6. The Tenant shall pay to the Landlord, as additional rent, the proportionate part of any increases in real estate taxes or assessments, or service charges levied or assessed, or the fire and extended coverage insurance premium on the land and building of which the leased premises are a part over and above the amount thereof assessed for the calendar year during which the term of this lease commences. Such additional rent shall be payable by Tenant upon presentation to Tenant of copies of paid statements for the

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                    year for which payment is demanded and copies of the paid
                    statement for the base year as above determined. The proportion of such increase payable by Tenant shall be based on the ratio which the number of square feet of gross area occupied by the Tenant in the building bears to the total number of square feet of gross area in the entire building.

                           The Tenant shall also pay to the Landlord, as
                    additional rent, the proportionate part of any increase in costs of the Casualty and Comprehensive Liability Insurance which are over and above the amount thereof incurred for the calendar year during which the term of this lease commences.

Assignment and      Tenant shall not assign this lease nor sublet all or any
 Subleting 7.       part of the leased premises without the prior written
                    consent of Landlord, which consent shall not be unreasonably withheld. Landlord's consent to one assignment or subletting shall not be deemed a consent to any other or further assignment thereunder and no acceptance by Landlord of any rent or any other sum of money from any assignee or sublessee shall release Tenant from any of its obligations under this lease: and in any event Tenant shall remain primarily liable on this lease for the entire term hereof and shall in no wise be released from the full and complete performance of all terms and conditions, covenants and agreements herein contained.

                           In the event that Tenant shall sublet the leased
                    premises for a rental in excess of fixed rent due hereunder from Tenant to Landlord, then notwithstanding any other provision contained In this Lease to the contrary, the fixed rent provided for in paragraph 5 of this Lease shall automatically be increased during the term of such sub-lease to a sum equal to the amount of rent payable under such sub-lease. In the event that Tenant shall receive any valuable consideration for an assignment of the Tenant's interest in this lease, then, notwithstanding any other provision contained in this lease to the contrary, Tenant shall pay to Landlord as additional rent hereunder the amount for consideration thereby received.

Parking  8.         Tenant shall during the lease term have the right to use
                    parking spaces on the parking lot adjacent to the leased premises, for itself, its employees and its invitees on a non-exclusive and unassigned basis.


Repairs and         Landlord shall at its cost keep in good repair the
 Maintenance 9.     foundation, exterior walls, roofs, gutters and downspouts
                    forming a part of the leased premises. Any repairs to any such portions of the leased premises or other areas made necessary by the negligence of Tenant its officers, agents, employees, or invitees, shall be made by Tenant at Tenants cost.

                           Landlord shall provide for maintenance and repair of
                    the mechanical systems, common area lighting, landscaped areas, parking lot and drives, including snow removal, clean up and exterior trash removal. This shall include maintaining the lawn and shrubbery adjacent to the lease premises, including watering, cutting the grass and replacing of any dead trees, bushes or other ornamental plantings.

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                           Tenant shall, at its own cost and expense, keep all
                    other parts of the leased premises in good repair (including, but not limited to the plumbing system, electrical system, sprinkler system, exterior doors and interior doors and partitions) and shall keep the leased premises and area adjacent thereto in good order to the standards of a first class office and warehousing building, including, but in no way, limited to:

                           (a) Keeping and maintaining the sidewalks, common areas, parking lot and drives adjoining the leased premises in a clean condition, including sweeping and the removal of trash there from.

                           (b) Maintaining and keeping in existence at all times dock bumpers if applicable in good condition, so as to protect the leased premises.

                           (c) Maintaining and replacing all glass, plate glass, and skylights in the leased premises.

                           (d) Throughout the term of this lease, and any options, Tenant shall carry a full service HVAC maintenance contract. Said service contract, as paid by the tenant, shall not exceed $6,350 per year, subject to inflationary increases as described in this document.

                           In the event that Tenant shall be in default under
                    this Paragraph 9, the Landlord may cure such default on behalf of the Tenant, in which event, Tenant on demand, shall reimburse Landlord for all sums paid to effect such cure, plus 33-1/3% thereof, to cover Landlord's overhead expenses and plus reasonable attorney's fees. In order to collect such reimbursement the Landlord shall have all the remedies available under this lease for a default in the payment of rent.

Alterations 10.     No alteration, addition or improvement to the leased
                    premises shall be made by the Tenant without the written consent of the Landlord. Any alteration, addition or improvement made by the Tenant after such consent shall have been given, and any fixtures installed as part thereof, shall at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this lease:
                    provided, however, that the Landlord shall have the right to require the Tenant to remove such fixtures at the Tenants cost upon such termination of this lease.

Waste 11.           The Tenant covenants not to do or suffer any waste to the
                    leased premises.

Mechanic's          Tenant shall not permit mechanic's lien to be filed against
 Liens 12.          the fee of the leased premises which were a result of work commissioned by Tenant, or against the Tenants leasehold interest in the premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the leased premises through or under the Tenant, whether prior or subsequent to the commencement of the term thereof. If any mechanic's lien shall at any time be filed against the leased premises and Tenant shall fail to remove same within thirty (30) days thereafter, it shall constitute a default under the provisions of this lease.

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Restrictions on     The Tenant shall not allow, permit or suffer any noise,
Use 13. smoke or odor to escape from the leased premises in a manner which will disturb other occupants of the building, or occupy the leased premises in such manner as to disturb the peaceful and quiet occupancy of the other tenants of the building or constitutes public or private nuisance. No sign, fixture, advertisement or notice shall be displayed, inscribed, painted or affixed by Tenant on any part of the outside of the leased premises or on the parking lot or on any part of the Landlord's property, adjacent to the leased premises without the prior written consent of the Landlord. At the expiration of the lease term, Tenant shall remove all such signs or advertisement matter at its cost and shall repair any damage resulting from such removal. Nor shall Tenant allow or permit any goods, materials, or equipment to be stored outside of the buildings without the prior written consent of the Landlord.

Utilities 14.       Tenant shall pay for all gas, electricity, common area
                    lighting, water, heat air conditioning, sewer and telephone service and all other utilities used in and upon the leased premises. The costs of any utilities that cannot be metered separately will be allocated to Tenant on a pro-rata basis.

Access 15.          Landlord, and its duly authorized agents, employees and
                    contractors, shall have access to the leased premises at all reasonable times for the purpose of inspecting the same and making necessary repairs or replacements as called for hereunder.

Insurance 16.       If Landlord's cost of insurance for the leased premises
                    shall be increased by reason of the occupancy and use of the premises by Tenant or any other person holding under the Tenant, all such increases over the existing rate prior to such use shall be paid by Tenant to Landlord, on demand.

Liability           Tenant agrees to maintain at its expense at all times during
Insurance 17.       the lease term full public liability and contractual
                    liability insurance properly protecting and indemnifying
                    Landlord and naming Landlord as additional insured in an amount not less than $1,000,000. per person and $1,000,000.
                    per accident for Injuries or damages to persons, and not less than $1,000,000. damage or destruction of property, written by insurers licensed to do business in the State of Missouri. Tenant shall deliver to Landlord certificates of such insurance, which shall declare that the respective insurer may not cancel the same in whole or in part without giving Landlord written notice of its intention to do so at least ten (10) days in advance.

                           Prior to the commencement of this lease, Landlord
                    shall provide Tenant with proof of property and casualty insurance on the property. Should Landlord cancel said insurance during the term of this lease, Landlord shall give tenant 30 days prior written notice.

Liability 18.       Landlord shall not be liable for any failure of water
                    supply, gas or electric current: not for any injury or damage to person or property caused by gasoline, oil, steam, gas, electricity, hurricane, tornado, earthquake, flood, wind or similar storms and disturbances: nor water, rain or snow which may leak or flow from the street, sewer, gas mains or any subsurface area from any part of the building or improvements on the

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                    leased premises: nor for any personal injury to Tenant, its officers, agents, employees and invitees, nor any other occupant of any part of the leased premises, nor for any damages to any property of the Tenant or of any other occupant of any part of the leased premises, Irrespective of how much such injury or damage may be caused, whether from action of the elements or acts by occupants of adjacent properties, but this section does not apply to any acts of negligence of Landlord.

                    Tenant shall indemnify and hold Landlord harmless from any loss, damages and expenses incident thereto arising out of liability to any person on account of loss of or damage to property or injury to persons resulting from the use and occupancy of the leased premises or the parking lot, sidewalks, drives, or common area by Tenant.

Limitation of       Anything contained in this Lease to the contrary
Liability 19.       notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the land and Buildings of which the Leased Premises forms a part, in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease.

Damage or           The destruction of the building and improvements on the
Destruction 20.     leased premises by fire or other casualty or such material
                    Injury thereto so as to render the premises In question untenable for one hundred twenty (120) days shall produce and work a termination of this lease. Provided, however, that if such destruction of or damage to the premises shall be due to the act or negligence of Tenant, its officers, agents, or employees, the Landlord shall have the option to produce and work a termination of this lease or to restore the premises to substantially the same condition in which they existed prior to such destruction or damage.

                           If the Landlord and Tenant cannot agree as to whether
                    said building and improvements are unquestionably untenable for one hundred twenty (120) days, the fact shall be determined by arbitration; the Landlord and Tenant shall each choose an arbitrator within five (5) days after either has notified the other in writing of such damage. The two arbitrators so chosen, before entering on the discharge of their duties, shall elect a third, and the decision of any two of such arbitrators shall be conclusive and binding upon both parties hereto. If it is determined by arbitration, or agreement between the Landlord and Tenant, that said premises are not unquestionably untenable for one hundred twenty (120) days, then Landlord shall restore said premises to substantially the same condition in which they existed prior to such damage, at Landlord's own expense, with all reasonable speed and promptness, and in such case a just and proportionate part of said rental shall be abated until said premises have been restored. In determining what constitutes reasonable speed and promptness, considerations shall be given to delays caused by strikes, adjustment of insurance, and other causes beyond the Landlord's control.

                           In no event shall the Landlord be required to restore
                    any alteration, additions or Improvements made by or for the Tenant and not required by this Lease to be furnished by Landlord, nor any trade fixtures, furniture, equipment or other property belonging to Tenant.

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Condemnation 21.           (a)      If the whole of the leased premises shall be
                    taken for any public or any quasi-public use under any statute or by right of eminent domain, or by purchase under threat of condemnation, then this lease shall automatically terminate as of the date that title shall be taken. If any part of the leased premises shall be so taken as to render the remainder thereof unusable for the purposes for which the leased premises were leased, then the Landlord and Tenant shall each have the right to terminate this lease on thirty (30) days notice to the other given within ninety
                    (90) days after the date of such taking. In the event that this lease shall terminate or be terminated, the rental, shall, be adjusted to cease on the date of such termination.

                           (b) If any part of the leased premises shall be so taken and this lease shall not terminate or be terminated under the provisions of subparagraph (a) above, then the rental shall be equitably apportioned according to the space so taken, and the Landlord shall, at its own cost and expense, restore the remaining portion of the leased premises to the extent necessary to render them reasonably suitable for the purposes for which they were leased, and shall make all repairs to the building in which the leased premises are located to the extent necessary to constitute the building a complete architectural unit.

                           (c) All compensation awarded or paid upon such a total or partial taking of the leased premises shall belong to and be the property of the Landlord without any participation by the Tenant: provided, however, that nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for loss of business, depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord's award.

Default 22.         The following events shall be deemed to be events of default by Tenant under this lease: (i) if Tenant shall fail to pay any fixed or additional rent hereby reserved when due (ii) if Tenant shall fail to comply with any term or provision, or covenant of this lease, other than the payment of rent
                    (iii) if Tenant shall become insolvent, or shall make a transfer In fraud of its creditors, or shall make an assignment for the benefit of its creditors (iv) if Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be adjudicated bankrupt or Insolvent in proceedings filed against Tenant thereunder (v) if a receiver or trustee shall be appointed for substantially all of the assets of Tenant, or (vi) if Tenant shall desert or vacate any substantial portion of the leased premises. In all cases above Tenant shall have ten (10) days to cure such failure or default following written notice from Landlord.

                           Upon the occurrence of any such event of default,
                    Landlord shall have the option to pursue any one or more of the following remedies (as well as any other remedies provided by Law) without any notice or demand whatsoever.

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                    (a)    Terminate Tenants right to possession of the leased
                           premises (without terminating this lease or Tenants obligations hereunder) and enter upon and take possession of the leased premises by summary proceedings, force or in any other manner, and dispossess, expel, and remove the Tenant or any other person who may be occupying the leased premises or any part thereof (including changing or altering the locks or other security devices) and remove and expel any personal property of trade fixtures located therein, all without being liable to any prosecution therefore or for any damages resulting therefore. In such event Landlord shall also have the option to declare immediately due and payable and to immediately recover from the Tenant the entire amount of rent then remaining to be paid under this lease for the balance of the lease term. In the event of such re-entry by Landlord, Landlord shall also have the option to allow the leased premises to remain vacant or relet same for the account of Tenant (in the name of Landlord or in the name of Tenant) at any rent and for any term readily obtainable and receive the rent therefore, in which event all rents that may arise by reason of such relettlng (after first deducting all repossession costs, brokerage commission, legal expenses, attorney's fees and all other expenses in cleaning, altering premises for reletting) shall be paid over to Tenant or credited to Tenant's account.

                    (b) Forfeit and terminate this lease and Tenant's right to possession of the leased premises. In the event of such termination Tenant shall immediately surrender the leased premises to Landlord and if Tenant fails to do so, Landlord may enter upon and take possession of the leased premises and expel or remove tenant and any other person who may be occupying said premises or any part thereof, and any personal property or trade fixtures located therein. In the event of a forfeiture of the lease as herein provided, Tenant agrees that the security deposit being held by Landlord hereunder shall be forfeited to Landlord as liquidated damages for Tenant's default, which liquidated damages shall be in addition to and not in lieu of any unpaid rent or any other damages accruing to Landlord by reason of the violation by Tenant of any of the terms, provisions and covenants of this lease.

                           Pursuit by Landlord of any of the foregoing remedies
                    or any other remedy provided by law shall not constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation by Tenant of any of the terms, provisions and covenants of this lease. In no event shall Tenant be relieved from its obligation to pay the rentals specified in this lease by reason of a surrender of possession, termination of this lease or in any other manner whatsoever, unless specifically agreed to in writing by Landlord.

                    No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

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                           If Landlord incurs any expenses, including court
                    costs and attorney's fees, as a result of a default by Tenant under this lease, then such expenses shall be reimbursed by Tenant as additional rent, whether or not such default is subsequently cured.

                           Tenants delinquent payments shall bear interest at
                    the rate of 18% per annum from the date of delinquency until paid.

Compliance          Code Compliance Tenant shall, at its sole cost and expense,
With Laws 23.       comply or cause the Premises to comply with all applicable laws, rules, regulations, requirements and ordinances now in force or which may hereafter be in force (hereinafter collectively referred to as "Laws"),including, without limitation, The Americans With Disabilities Act, (the
                    "ADA"), which have been or which may be enacted or imposed by any governmental unit concerning the Premises or Tenant's use of the Premises, provided, however, Tenant shall not be obligated or required to comply with any such laws that require alterations, maintenance or restoration of the Premises, unless the alteration, maintenance or restoration, Is required as a result of (i) the manner of conduct of Tenant's business or operation of Tenant's equipment or other property therein, or (ii) any cause or condition created by Tenant, or (iii) the breath of any of Tenant's obligations or duties hereunder, or (iv) any alteration, maintenance or restoration required by the ADA to be made to the interior of the Premises, or (v) any alterations required to the Building or common areas serving the Building which the ADA may require Tenant to make as an employer in order to make reasonable accommodations with respect to those employees of Tenant which may be disabled.

                           Environmental Covenants Tenant shall not use, store,
                    manufacture dispose of or discharge any pollutants, contaminates, or harmful or hazardous substances from or on the Premises or otherwise occupy or permit the Premises to be occupied or used in a manner which (i) violates any law, regulation, rule or other governmental requirement, (ii) impairs the health, safety or condition or any person or property or (iii) adversely affects the use, enjoyment or value of the Premises or the surrounding property. This covenant excludes the storage of small quantity samples being held prior to transfer to laboratories for analysis. Tenant shall promptly notify Landlord of the breach, or the potential or threatened breach, of any of the provisions of this paragraph. Tenant shall indemnify and hold Landlord and its officers, shareholders, partners, employees, aid agents, harmless from any loss, claim, liability or expense (including, without limitation, attorneys' fees, court costs, consultant fees, expert fees, penalties, fines, removal, clean-up, transportation, disposal and restoration expenses) arising in connection with Tenant's failure to comply with the provisions of this paragraph. A breach of the provisions of this paragraph shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease. Tenant's obligation hereunder shall survive the termination of this Lease.

Surrender and       At the expiration of the lease term, Tenant shall surrender
Definitions 24.     the leased premises in as good condition as they were in at the beginning of the term, reasonable use and wear and damage by the elements excepted.

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                           Notwithstanding any provisions of law or any judicial
                    decision to the contrary, no notice shall be required to terminate the term of this lease as herein provided, and the term of this lease shall expire on the termination date herein mentioned without notice being required from either party. In the event that Tenant or any party holding under Tenant shall remain in possession of the leased premises beyond the expiration of the term of this lease, whether by limitation or forfeiture, such party shall pay double rent hereunder during such hold-over period

Notices  25.        Any notice required to be given by either party to the other party under the terms of this tease shall be served upon it or mailed by United States Certified Mail to said party as follows:

                    To Landlord: Mrs. Carol Schreiber
                                      Managing Partner
                                      Lawrence Properties LLC
                                      12401 Englewood Rd.
                                      Ashland, Mo. 65010

                    To Tenant: Mr. Richard Kelecy, CFO

                                    Perma-Fix Environmental Services Inc.
                                    1940 N.W. 67th Pl
                                    Gainesville, FL 32653

Headings and               (a)      It is agreed that the headings and phrases
 Terminations 26.   as to the contents of particular paragraphs of this lease
                    are inserted only as a matter of convenience and for reference, and in no way are intended to be a part of this lease, or in any way to define, limit or describe the scope or intent of the particular paragraph to which they refer.

                           (b) Where in this instrument pronouns or words indicating the singular number, appear, such words, shall be considered as masculine, feminine or neuter pronouns or words Indicating the plural number, and vice versa, where the context indicates the propriety of such use.

Modification 27.    Landlord and Tenant agree that this lease contains the
                    entire agreement between them and shall not be modified in any manner except by an instrument in writing signed by each of them.

Benefit  28.        This lease shall inure to the benefit of and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns, as the case may be.

Subordination 29.   Tenant agrees that upon request of Landlord and delivery to it by any mortgagee of the leased premises of a "Non-Disturbance Letter" as same is defined below, that this Lease and Tenant's interest in this Lease will be subordinated to any mortgage, deed of trust or other method of financing or refinancing now or hereafter encumbering the leased premises, the lands underlying the leased premises and/or the

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

                    buildings of which leased premises comprise a part; and to all renewals, modifications, replacements, consolidations and extensions thereof. Tenant further agrees that in such event it will execute and deliver any and all documents necessary to evidence the subordination of its rights under the lease and aforesaid. The "Non-Disturbance Letter" referred to above shall be a letter from the holder of any such mortgage, deed of trust or other security instrument to the effect that in the event of a foreclosure or other action taken under any such security instrument this lease and the rights of Tenant hereunder will not be disturbed, diminished or interfered with by such security holder, but will continue in full force and effect so long as Tenant shall not be in default hereunder.

                           In any event, If any such mortgage, deed of trust or
                    other security interest encumbering the leased premises is foreclosed for any reason, and the holder of such mortgage, deed of trust or other security instrument succeeds to the interest of Landlord under this Lease, Tenant shall be bound to such mortgage, deed of trust or security holder under all of the terms of this lease for the balance of the term thereof remaining, with the same force and effect as if said mortgagee were the Landlord under this lease; and Tenant hereby attorns to the mortgage as its Landlord, such attornment to be effective and self-operative without the execution of any further instrument on the part of either parties hereto, immediately upon the mortgage succeeding to the interest of Landlord under this lease.

Authority 30.       Each individual executing this document on behalf of a
                    corporation, partnership, trust or estate represents and warrants that he has full power and authority to bind said entity to the terms and conditions hereof.

Successors 31.      The provisions, covenants and conditions of this lease shall bind and inure to the benefit of the legal representatives, successors, and assigns of each of the parties, except that no assignment or subletting by Tenant without the written consent of Landlord shall vest any right in the assignee or sublessee of Tenant

Renewal Option 32.  Tenant is hereby granted an option to extend the term of this lease for a further period of 5 years from the date of expiration of the original term hereof, provided this lease shall, at the expiration of the original term, be in full force and effect and the Tenant shall have fully performed all of its terms and conditions. Such option shall be exercised by written notice to Landlord, not less than six
                    (3) months prior to the expiration of the original term of this lease. The extended term of this lease shall be on the same terms and conditions as provided in this lease, except that the annual fixed rent hereunder shall be increased by the following amounts:

                    (a) That, the amount which equals the percentage of increase, if any, in the last Consumer Price Index of the U.S. Bureau of Labor Statistics (All items Index for the United States) issued immediately prior to the beginning of the renewal term hereunder over the last such Index published immediately prior to the commencement of the original lease term.

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

                    IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above mentioned.

                                      By:  Carol Schreiber
                                           -------------------------------------
                                           Landlord (Name)

                                           /s/ Carol Schreiber
                                           -------------------------------------
                                           Signature

                                           Managing Partner              2/20/06
                                           -------------------------------------
                                           Title                            Date

                                      By:  Richard T. Kelecy
                                           -------------------------------------
                                           Tenant (Name)

                                           /s/ Richard T. Kelecy
                                           -------------------------------------
                                           Signature

                                           V.P. Chief Financial Officer 02/16/06
---------------------------                -------------------------------------
Notary                                     Title                            Date

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